SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 18, 1999


                                LOEHMANN'S, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        0-28410                       22-2341356
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


   2500 Halsey Street
   Bronx, New York                                                 10461
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (718) 409-2000
                                                     --------------

                                 Not applicable
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                                     Page 1
                       This document consists of 5 pages.
           The exhibit index is contained on page 4 of this document.

Item 3.  Bankruptcy or Receivership

         On May 18, 1999, Loehmann's, Inc. (the "Company") issued a press release attached as Exhibit 99 hereto that announced that on May 18, 1999 the Company filed a petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court for the District of Delaware.

Item 7.  Exhibits.

         (c)      Exhibits.

                  99 Press Release, dated May 18,1999, announcing the filing of a petition for relief under chapter 11 of the Bankruptcy Code.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            LOEHMANN'S, INC.


                                            By: /s/ Robert Glass
                                                ----------------
                                                Name:  Robert Glass
                                                Title: President

Dated: May 18, 1999

                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                             Numbered
Number       Exhibit                                                Page
------       -------                                                ------------
99           Press Release, dated May 18, 1999,                     5
             announcing the filing of a petition for relief under chapter 11 of the Bankruptcy Code.